Exhibit 99.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Annual Report of The Gymboree Corporation (the “Company”) on Form 10-K for the year ended February 1, 2003 as filed with the Securities and Exchange Commission on the date hereof (the “Form 10-K”), I, Lisa Harper, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1)	The Form 10-K fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2)	The information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Company.

April 30, 2003 —————————————— Date	By: /s/ Lisa Harper —————————————— Lisa Harper Chief Executive Officer and Chairman of the Board of Directors

A signed original of this written statement required by Section 906 has been provided to The Gymboree Corporation and will be retained by The Gymboree Corporation and furnished to the Securities and Exchange Commission or its staff upon request.